EXHIBIT 32.1
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      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of iVoice Technology, Inc. (the "COMPANY"), on Form 10-QSB for the period ending September 30, 2007, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), the undersigned, in the capacities and on the date indicated below, I, Jerome Mahoney, hereby certify, pursuant to and solely for the purpose of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 14, 2007              By: /s/ Jerome Mahoney
                                         -------------------------
                                         Jerome Mahoney
                                         President, Chief Executive Officer and
                                         Chief Financial Officer